Native American Energy Group, Inc. ("NAGP")
December 12, 2011
Third Secured Loan Agreement

This Third Secured Loan Agreement ("SLA3") is entered into as of December 12, 2011 among, Native American Energy Group, Inc., a Delaware corporation ("NAGP" or "Borrower"), High Capital Funding, LLC, a Delaware limited liability company, as Lead Lender ("HCF" or "Lead Lender"), the lenders signatory hereto ("Lenders"), and David A. Rapaport, EVP & GC of HCF, as escrow agent ("Escrow Agent").

Recitals:

A. NAGP has issued $750,000 of first Secured Bridge Notes to HCF and other lenders under a Financing Agreement dated July 25, 2011 (the "Financing Agreement" and "First Secured Loans"):

B. NAGP has issued $593,000 of second secured loans to date to HCF pursuant to a Loan Terms Agreement between NAGP and HCF dated November 8, 2011 (the " HCF LTA" and "Second Secured Loans");

C. NAGP and HCF have agreed that one third of the proceeds of this SLA3in excess of $130,000, shall be used to pay down the principal outstanding under the HCF LTA up to a total of $100,000, and NAGP, HCF and Lenders instruct the Escrow Agent to make such payments to HCF from the proceeds of the sale by NAGP of Series 3 Secured Notes;

D. Both the First Secured Loans and the Second Secured Loans are secured by the Oil & Gas Leases, and Related Equipment listed on Schedule A to the Financing Agreement (a copy of which is attached hereto) and the additional assets on the five well sites listed on page A 1 of Schedule A, including well site assets acquired by NAGP since July 25, 2011, and the above ground oil stored on the well sites and the proceeds of the sale thereof;

E. HCF and Lenders wish to provide NAGP with additional secured loans;

F. NAGP wishes to provide to HCF, and Lenders a first lien on its Mobile Oil Rig, as described on Exhibit 2 hereto as additional collateral under this ***SLA3***;

G. HCF and the other Lenders agree that they will share in all the collateral securing the HCF LTA and this SLA3 *pari pasu,* among ***HCF*** and all of the other ***Lenders.***

NOW THEREFORE, the parties agree as follows:

1. The above Recitals A to G are incorporated herein as if fully stated.

2. HCF and/or other Lenders have made and shall make secured loans to NAGP ("Series 3 Secured Loans") to be evidenced by Series 3 Secured Notes in the form of Exhibit 1 hereto. The Series 3 Secured Loans shall be *pari pasu* with the Second Secured Loans made by HCF under the HCF LTA, and are secured with the same collateral as the First Secured Loans, and shall be subordinate only to such First Secured Loans. Also, the Series 3 Secured Notes are secured by a first lien on NAGP's Mobile Oil Rig, as described on Exhibit 2. The Series 3 Secured Notes shall bear interest at the rate of 12 % per year until February 29, 2012; and 15% per year until April 30, 2012. All principal and interest shall be due and payable on April 30, 2012. Any principal remaining unpaid after April 30, 2012 shall bear interest at 18% per year. If at the request of any new Lender, NAGP agrees to pay any such new Lender a higher rate of interest than stated herein, then each Lender shall be entitled to the new higher rate of interest, as of the date of such new Lender's Series 3 Secured Note.

3. The Series 3 Secured Notes shall be prepaid *pari pasu* with the Second Secured Notes not later than the final closing of any equity and/or debt financings totaling at least $3,000,000 which occurs after December 31, 2011; provided, however, that any remaining outstanding First Secured Loans shall be repaid prior to the repayment of any Second Secured Notes and Series 3 Secured Notes.

4. Each Lender shall transmit the amount of its Series 3 Secured Loan to the Escrow Agent, who shall release such amount to NAGP only after receiving a duly executed Series 3 Secured Note from NAGP in the form of Exhibit 1 hereto.

5. As long as any Second Secured Notes, under the HCF LTA and/or Series 3 Secured Notes are outstanding, NAGP shall deliver to the Lead Lender by 9 PM EST a written report for the number of bbls of oil produced and collected in the storage tank(s) at each producing well on Schedule A, beginning with the Wright well, for the 24 hour period ending at approximately 2PM MST daily or any other time as adjusted due to temporary shut-down for scheduled or unscheduled maintenance of the well-bore and/or any surface equipment including but not limited to the pumpjack, heater-treater, electrical components and storage tanks. Such report shall be issued no less frequently than each third day and shall be a Production Certification signed by the CEO and/or the CFO/COO of NAGP in the form of Exhibit 3 hereto.

6. As additional consideration for the making of the Series 3 Secured Loans, NAGP shall issue and deliver to each Lender one share of its restricted common stock for each dollar of secured loan principal ("SLA3 Loan Shares"), provided that NAGP shall issue to HCF, in lieu of such shares, one five year cashless exercise warrant to purchase a share of NAGP common stock at par value for each dollar of secured loan principal ("SLA3 Loan Warrants"). The exercise terms of such warrants shall restrict HCF from being the beneficial owner (as defined in Rule 13d under the Securities

Exchange Act of 1934) of more than 9.95 % of NAGP common stock immediately following any warrant exercise. Each share and warrant shall be deemed to have a value for tax purposes of $0.10. NAGP shall issue and deliver to each holder of Series 3 Secured Notes that remain unpaid at June 30, 2012, one-half SLA 3 Loan Share for each dollar of such unpaid principal; provided that NAGP shall issue and deliver to HCF one-half SLA 3 Loan Warrant for each dollar of such unpaid principal.

7. The Lead Lender is appointed as the agent for the other Lenders with full authority to exercise any and all rights and remedies of the Lenders under the Series 3 Secured Notes and to modify or amend such Series 3 Secured Notes, in any and all respects. However, the Lead Lender shall not have the authority to reduce the principal amount owing under any Series 3 Secured Note without the written consent of each Lender.

8. All transaction documents, except for a Mortgage and Security Agreement, shall be governed by and construed under the laws of the state of New York as applied to agreements entered into and to be performed entirely within such state, without giving effect to principles of conflicts of law. The Mortgage and Security Agreement shall be governed by the laws of the state of Montana. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in the City of New York in connection with any action relating to this transaction, other than any action to enforce the Mortgage and Security Agreement, which shall be brought in the State of Montana.

9. All parties executing this SLA3 shall be legally bound by the above terms, and by the terms of the further documents, including without limitation, the Series 3 Secured Note (Exhibit 1), the Mobile Oil Rig Description (Exhibit 2), the Mortgage and Security Agreement, and the Accredited Investor Questionnaires ("Further Documents"). Lenders and Borrower agree to execute any Further Documents when requested. In the event there are any conflicts between any term of this SLA3 Agreement and any term of any Further Documents, the terms of this SLA 3 Agreement shall apply. This SLA3 Agreement may be signed in two or more counterparts, all of which taken together shall constitute an original. Facsimile and/or electronic signatures shall be deemed to be original signatures.

IN WITNESS WHEREOF, the parties hereto have duly executed this SLA3 Agreement as of December 12, 2012.

Native American Energy Group, Inc.

By: ______________________ Date: December 12, 2011

Joseph G. D'Arrigo, CEO

______________________________ Date: December 12, 2011

Raj Nanvaan, CFO & COO
108-18 Queens Blvd., Suite 901
Forest Hills, NY 11375
Fax: 718 793-4034

High Capital Funding, LLC

By: ______________________________ Date: ____________________

Frank E. Hart, President
Profit Concepts, Ltd,. Manager
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Fax: 404 257-9125

Escrow Agent

By: ______________________________ Date: ____________________

David A. Rapaport
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Fax: 866 835-9632

Signature Page(s) for Lenders on following page(s)

_____________________________ Date: ______________

Raj Nanvaan, CFO & COO
108-18 Queens Blvd., Suite 901
Forest Hills, NY 11375
Fax: 718 793-4034

High Capital Funding, LLC

By: _____________________________ Date: 12/27/11

Frank E. Hart, President
Profit Concepts, Ltd,. Manager
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Fax: 404 257-9125

Escrow Agent

By: _____________________________ Date: 12/27/11

David A. Rapaport
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Fax: 866 835-9632

Signature Page(s) for Lenders on following page(s)

Signature Page(s) for Lenders

High Capital Funding, LLC

Amount: $25,000

By: [signature]

Frank E. Hart, President
Profit Concepts, Ltd,. Manager
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Fax: 404 257-9125

Date: December 13, 2011

High Capital Funding, LLC

Amount: $25,000

By: [signature]

Frank E. Hart, President
Profit Concepts, Ltd,. Manager
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Fax: 404 257-9125

Date: December 19, 2011

High Capital Funding, LLC

Amount: $5,000

By: [signature]

Frank E. Hart, President
Profit Concepts, Ltd,. Manager
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Fax: 404 257-9125

Date: December 22, 2011

John Hancock, JTWROS

Amount: $75,000

By: [signature]
John Hancock

Date: 27 December 2011

1417 Garmon Ferry Road
Atlanta, GA 30327
Tel: (404) 254-3768
Mobile: (404) 805-7119
Email: jhancock@afcorealty.com

Lender 3 [NAME]

By: ______________________

Date: ______________________

[name/title]
[address1]
[address2]
Tel:
Fax:
Email:

Schedule A to July 25, 2011 Financing Agreement

SCHEDULE A

OIL & GAS LEASES & RELATED EQUIPMENT

Schedule A-1:	**Beery 2-24 & Beery 22-24** – Two oil wells located on 320 acres (N/2 of Sec.24-23N-49E) in McCone County, Montana.
Schedule A-2:	**Wright 5-35** – One oil well is located on 160 acres (SW NW of Sec.35-24N-46E) in McCone County, Montana.
Schedule A-3:	**Sandvick 1-11** – One oil well is located on 160 acres (SW NW of Sec.11-31N-44E) in Valley Montana.
Schedule A-4:	**Cox 7-1** – One oil well is located on 80 acres (NE NE/4 of Sec.7-29N-50E) in Roosevelt County, Montana
Schedule A-5	New equipment for all wells

SCHEDULE A-1

Beery 2-24 & Beery 22-24

Two oil wells located on 320 acres (N/2 of Sec.24-2349E) in McCone County, Montana.

EQUIPMENT Beery 2-24

March 26, 2007		Inspector: J.R. Hurlburt	Lease: Berry
Well Name: Berry 2		McCone County	NW¼ Sec. 24-23N-49E
Pump Jack	Brand	EMSCO	
	Model	DV 228	
	Serial No.		
	Size		
Motor Type	Gas (Brand)		
	Electric (Brand)	General Electric	
	Model	5KR4405A3Y1F2	
	Serial No.	UR2905024	
	Size	50 hp	
Heater Treater	Brand		
	Model		
	Serial No.		
	Size		

Storage Tanks	Brand	Model	Serial No.	Size	Steel	Fiberglas	Oil	Water

Misc.		
	Fence Around Site	No
	Wellhead Condition	
	Polish Rod Condition	
	Condition of Berms	

Notes
Has 7100'± of 2 7/8" Tubing & Rods
Has a Downhole Pump of Unknown Size

EQUIPMENT BEERY 22-24

March 26, 2007	Inspector: J.R. Hurlburt	Lease: Berry
Well Name: Berry 22-24	McCone County	SE¼ NW¼ Sec. 24-23N-49E

Pump Jack	Brand	Cabbot	
	Model	D16008	
	Serial No.	20758 AC 1815	
	Size	72" Stroke	
Motor Type	Gas (Brand)		
	Electric (Brand)		
	Model		
	Serial No.		
	Size		
Heater Treater	Brand	Mid-States Mfg	
	Model		
	Serial No.	MSM1124	
	Size	6" x 20'	

Storage Tanks	Brand	Model	Serial No.	Size	Steel	Fiberglas	Oil	Water
	Empire Steel Mfg. Co.		A164	400	X			
	Empire Steel Mfg. Co.		A170	400	X			
	Mid-States Mfg	12' x 15'	MSM 1107	300	X			
	Mid-States Mfg	12' x 15'	MSM 1108	300	X			

Misc.	Fence Around Site	New Barbed Wire
	Wellhead Condition	
	Polish Rod Condition	
	Condition of Berms	Excellent

Notes	Has 7100'± of 2 7/8" Tubing & Rods
	Has a Downhole Pump of Unknown Size

SCHEDULE A-2

Wright 5-35 – One oil well is located on 160 acres (SW NW of Sec.35-24N-46E) in McCone County, Montana.

EQUIPMENT

		Lease: Wright
Well Name: S. Wright 5-35	McCone County	SW¼ NW¼ Sec. 35-24N-46E

Pump Jack	Brand	Adesco	
	Model	732	
	Serial No.	180	
	Size	320	
Motor Type	Gas (Brand)		
	Electric (Brand)	GE	
	Model	5KG1405CP1	
	Serial No.		
	Size	30 hp	
Heater Treater	Brand	Black, Sivalls & Bryson, Inc.	Needs a New Chimney
	Model	Special FWKO	
	Serial No.	833800501	
	Size	6' x 12'	

Storage Tanks	Brand	Model	Serial No.	Size	Steel	Fiberglas	Oil	Water
		Bolted Together	25044	500	X		X	
		Bolted Together	080519/50576	1000	X		X	

Misc.	Fence Around Site	4-Strand Barbed Wire w/4" dia. Wood Fence Posts
	Wellhead Condition	
	Polish Rod Condition	
	Condition of Berms	

Notes	Transfer Pump: Plumbed in, 2-2" Plug Valves, a 2" Check Valve, Two Globe Valves a 1" and a 1 1/2" and a 3" Hammer Union. There is no Engine or Pump. There are 4'± Walls on Four Sides made of Corrugated Steel, but no Roof.

SCHEDULE A-3

Sandvick 1-11 – One oil well is located on 160 acres (SW NW of Sec.11-31N-44E) in Valley Montana.

EQUIPMENT

			Sandvick
Well Name: Sandvick 1-11		Valley County	Sec. 11-31N-44E

Pump Jack	Brand	API	
	Model	P/N 507-13002	
	Serial No.	74-83	
	Size		
Motor Type	Gas (Brand)		
	Electric (Brand)	Reliance	
	Model	Duty Master	
	Serial No.	P32G0161C02-G1-NK	
	Size	25 hp	
Heater Treater	Brand		
	Model		
	Serial No.		
	Size		

Storage Tanks	**Brand**	**Model**	**Serial No.**	**Size**	**Steel**	**Fiberglas**	**Oil**	**Water**
				300	X			
				400	X			
	Mid-States Mfg	12' x 15'	MSM 1109	300	X			

Misc.	Fence Around Site	No Fence
	Wellhead Condition	
	Polish Rod Condition	
	Condition of Berms	

Notes	Will Need Gravel for Road that comes into Lease
	Has 5700'± of 2 7/8" Tubing & Rods
	Has a DownHole Pump of Unknown Size

SCHEDULE A-4

Cox 7-1 – One oil well is located on 80 acres (NE NE/4 of Sec.7-29N-50E) in Roosevelt County, Montana.

March 27, 2007	Inspector: J.R. Hurlburt	Lease: Cox
Well Name: Cox 7-1	Roosevelt County	NE¼ NE¼ Sec. 7-29N-50E

Pump Jack	Brand	Lufkin	
	Model	C3200-305-100	
	Serial No.	D77678N-432860	
	Size		
Motor Type	Gas (Brand)	Ajax	
	Electric (Brand)		
	Model	E42	
	Serial No.	70847	
	Size		
Heater Treater	Brand	Eaton Metal Products	
	Model		
	Serial No.	16443	
	Size		

Storage Tanks	Brand	Model	Serial No.	Size	Steel	Fiberglas	Oil	Water
	KBK Industries, Inc.			400		X		X
				300	X		X	
				300	X		X	

Misc.	Fence Around Site	2-Strand Barbbed Wire, Good Condition
	Wellhead Condition	
	Polish Rod Condition	
	Condition of Berms	

Notes	Has 6400'± of 2 7/8" Tubing & Rods
	Has a 1 1/2" x 20" Insert DownHole Pump

SCHEDULE A-5
NEW EQUIPMENT FOR ALL WELLS

	Size or Type	Quantities
For All [illegible] Combined		
TUBING	2 7/8"	10 Joints
TUBING	3"	10 Joints
TUBING	4"	10 Joints
ROD'S	3/4"	10 Joints
ROD'S	7/8"	10 Joints
ROD'S	1"	10 Joints
		1
SANDVICK 1-11		
C-60 NAT. GAS ENGINES		
DOWN HOLE PUMPS		
STUFFING BOX RUBBERS		3 set
PUMPJACK BELT'S		3 belt
VALVES	3"	3
VALVES	4"	3
DUMP VALVES	3"	5
PRESSURE GAUGES	50#	3
PRESSURE GAUGES	200#	2
TRANSFER PUMPS		1
FIBERGLASS TANKS	400 B	1
STEEL OIL TANKS	400 B	1
HEATER TREATERS		1
GAS SEPARATORS (DRYER)		1
		1
BEERY 22-24		
DOWN HOLE PUMPS		1
STUFFING BOX RUBBERS		1
PUMPJACK BELT'S		3
TRANSFER PUMPS		1
GAS SEPARATORS (DRYER)		
BEERY 2-24		
C-60 NAT. GAS ENGINES		1
DOWN HOLE PUMPS		1
STUFFING BOX RUBBERS		
PUMPJACK BELT'S		3
CASINGHEADS 5 1/2"		
VALVES	3"	3
VALVES	4"	3
DUMP VALVES	3"	5
PRESSURE GAUGES	50#	3
PRESSURE GAUGES	200#	2
TRANSFER PUMPS		1
FIBERGLASS TANKS	400 B	1
STEEL OIL TANKS	400 B	2
HEATER TREATERS		1
WRIGHT 5-35		
C-60 NAT. GAS ENGINES		1
DOWN HOLE PUMPS		1
STUFFING BOX RUBBERS		1 set
PUMPJACK BELT'S		3
VALVES	3"	3
VALVES	4"	2
DUMP VALVES	3"	5
PRESSURE GAUGES	50#	3
PRESSURE GAUGES	200#	2
TRANSFER PUMPS		1
HEATER TREATERS		1

Exhibit 1

Form of Secured Note

EXHIBIT I

FORM OF SERIES 3 SECURED NOTE

THIS ***SERIES 3 SECURED NOTE*** HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

NATIVE AMERICAN ENERGY GROUP, INC.
SERIES 3 SECURED NOTE

_________, 2011
New York, NY

FOR VALUE RECEIVED, **NATIVE AMERICAN ENERGY GROUP, INC**., a Delaware corporation, ("***NAGP***") promises to pay to the order of [___________________________] ("***Lender***") the principal amount of [__________________________] ($_________), together with interest on the unpaid principal amount based on a 365-day year, all upon the terms set forth below. This Series 3 Secured Note (the "***Series 3 Secured Note***") is issued pursuant to that certain **Third Secured Loan Agreement dated as of December 12, 2011** executed by ***NAGP*** and ***Lender*** **("*SLA3*").** This ***Series 3 Secured Note*** is subject to the terms and conditions of the ***SLA3***. To the extent that any of the terms specifically set forth in the ***SLA3*** is inconsistent with the provisions of this ***Series 3 Secured Note*** specifically relating to such matters, the ***SLA3*** shall govern with respect to such inconsistencies. To the extent relevant to this ***Series 3 Secured Note***, the terms of the ***SLA3*** are incorporated herein by reference as though fully set forth herein. This ***Series 3 Secured Note*** is one of a series of ***Series 3 Secured Notes*** being issued pursuant to the ***SLA3***. ***Italicized*** terms used herein and not otherwise defined have the meanings ascribed to them in the ***SLA3***.

1. Interest

This Series 3 Secured Note shall bear interest at the rate of 12 % per year until February 29, 2012; and 15% per year until April 30, 2012. All principal and interest shall be due and payable on April 30, 2012. Any principal remaining unpaid after

April 30, 2012 shall bear interest at 18% per year. This Series 3 Secured Note shall bear interest at the rate of 12 % per year until February 29, 2012; and 15% per year until April 30, 2012. All principal and interest shall be due and payable on April 30, 2012. Any principal remaining unpaid after April 30, 2012 shall bear interest at 18% per year. If at the request of any new Lender, NAGP agrees to pay any such new Lender a higher rate of interest than stated herein, then each Lender shall be entitled to the new higher rate of interest, as of the date of such new Lender's Series 3 Secured Note.

2. Maturity.

a. The entire principal amount of this ***Series 3 Secured Note*** and all accrued and unpaid interest thereon is due and payable on April 30, 2012; provided this ***Series 3 Secures Note*** shall be prepaid at the final closing of any equity and/or debt financing of at least $3,000,000, which occurs after December 31, 2011; and further provided, however, that any remaining outstanding ***First Secured Loans*** shall be repaid prior to the repayment of any of HCF's Secured Loans.

b. This ***Series 3 Secured Note*** may be prepaid at any time without premium or penalty.

3. Method of Payment. Any payment of principal or interest hereunder shall be made by check unless ***Holder*** has provided ***NAGP*** with appropriate wire instructions, in which event, the payment shall be made by wire transfer of "same day" funds. For the purpose of any interest calculation, payment shall be deemed made when the check is sent by overnight delivery or when the wire is sent. Any partial payment shall be applied first to a reduction of principal and thereafter to accrued and unpaid interest. If this ***Series 3 Secured Note***, or any payment hereunder, falls due on a Saturday, Sunday or a day that is a public holiday in the State of New York, any payment due hereunder shall be made on the next succeeding business day and such additional time shall be included in the computation of any interest payable hereunder.

4. Security. Repayment of this ***Series 3 Secured Note*** shall be secured by a lien on certain tangible and intangible assets of the ***NAGP*** and its consolidated subsidiaries as described in Schedule A to the Financing Agreement dated as of July 25, 2011 by and among ***NAGP***, ***HCF*** as ***Lead Investor*** and David A. Rapaport as the ***Escrow Agent***, and the Investors signatory thereto ("the "***Financing Agreement*** and ***First Secured Loans***"). Also, the repayment of this ***Series 3 Secured Note*** is secured by a first lien on ***NAGP's*** Mobile Oil Rig, as described on Exhibit 2 to the ***SLA3***. This ***Series 3 Secured Notes*** shall be subordinate in payment to the ***First Secured Loans*** issued pursuant to the ***Financing Agreement***, but shall rank ***pari pasu*** with the ***Second Secured Loans*** issued to ***HCF*** pursuant to the ***HCF LTA***.

5. Default. In the event of an occurrence of any event of default specified below, the ***Lender*** may declare a default, upon which, the principal of, and all accrued and unpaid

interest on, this ***Series 3 Secured Note*** shall become immediately due and payable without notice, except as specified below:

a. ***NAGP*** fails to make any payment hereunder when due, which failure has not been cured within Five (5) business days following such due date.

b. Any defined event of default occurs under any contract or instrument pursuant to which ***NAGP*** has incurred any liability for borrowed money in excess of One Hundred Thousand Dollars ($100,000.00), which event of default has not been waived within Five (5) business days following such occurrence, and which event of default is reasonably likely to materially affect ***NAGP's*** business.

c. ***NAGP*** files a petition to take advantage of any insolvency act; makes an assignment for the benefit of its creditors; commences a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; files a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state and Ninety (90) calendar days expire without dismissal thereof).

d. A court of competent jurisdiction enters an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of ***NAGP*** or of the whole or any substantial part of its properties, or approves a petition filed against ***NAGP*** seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction assumes custody or control of ***NAGP*** or of the whole or any substantial part of its properties; or there is commenced against ***NAGP*** any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of Ninety (90) calendar days; or if ***NAGP*** by any act indicates its consent to or approval of any such proceeding or petition.

e. If (i) any judgment remaining unpaid, unstayed or undismissed for a period of Sixty (60) calendar days is rendered against ***NAGP*** which by itself or together with all other such judgments rendered against ***NAGP*** remaining unpaid, unstayed or undismissed for a period of Sixty calendar (60) days, is in excess of One Hundred Thousand Dollars ($100,000.00), or (ii) there is any attachment or execution against ***NAGP***'s properties remaining unstayed or undismissed for a period of Sixty (60) calendar days which by itself or together with all other attachments and executions against ***NAGP's*** properties remaining unstayed or undismissed for a period of Sixty (60) calendar days is for an amount in excess of One Hundred Thousand Dollars ($100,000.00).

6. **Cumulative Remedies**. The remedies of ***Lender*** as provided herein, in the ***Security Documents***, or any one or more of them, or in law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at ***Lender*'s** sole discretion, and may be exercised as often as occasion therefore shall occur.

7. **Successors and Assigns**. This ***Series 3 Secured Note*** is transferable and assignable by ***Lender*** or any subsequent permitted assignee subject to the requirement that any such assignment or transfer be, in the opinion of ***NAGP*'s** counsel, in compliance with applicable federal and state securities laws. The assignee shall be referred to herein as a "**Holder**." All covenants, agreements and undertakings in this ***Series 3 Secured Note*** by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

8. **Notices**. Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number or email as indicated below, (iii) upon delivery by overnight courier, prepaid and delivered on a business day; or (iv) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed as follows:

To ***Lender***:

To ***NAGP***: Native American Energy Group, Inc.
108-18 Queens Blvd., Suite 901
Forest Hills, NY 11375
Tel: 718 408-2323
Fax: 718 793-4034
Att: Raj Nanvaan, CFO, COO

Either party may change by notice the address to which notices to that party are to be addressed.

9. **Waivers/Forebearance/Amendment**. ***NAGP*** hereby waives presentment for payment, demand, protest and notice of protest for nonpayment of this ***Series 3 Secured Note*** and consents to any extension or postponement of the time of payment or any other indulgence. ***Lender*** shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by ***Lender*** and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of ***Lender*** to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be

construed to be a waiver of any right or default, and the acceptance at any time by ***Lender*** of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. Notwithstanding the foregoing, any provision of this ***Series 3 Secured Note*** may be waived or amended upon the written consent of the ***NAGP*** and the consent of the holder of this ***Series 3 Secured Note***. This ***Series 3 Secured Note*** may only be amended or modified by written agreement signed by ***NAGP*** and **Holder**.

10. **Expenses**. In the event that Holder brings legal action against ***NAGP***, or ***NAGP*** brings legal action against ***Holder,*** to enforce or otherwise determine the meaning or enforceability of this ***Series 3 Secured Note*** or any provision hereof, each party shall bear its own expenses, including attorney fees, directly attributable to such action. However, in any action for breach of this ***Series 3 Secured Note***, including nonpayment, the prevailing party in any such dispute shall be entitled to recover all reasonable costs and attorney fees incurred in connection with such action. In addition, ***Lender*** shall be entitled to recover from ***NAGP*** all reasonable costs of collection, including without limitation, legal fees and expenses incurred in any bankruptcy and/or state insolvency proceeding.

11. **Choice of Law**. This ***Series 3 Secured Note*** shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York. The parties agree that venue for any suit, action, proceeding or litigation arising out of or in relation to this ***Series 3 Secured Note*** will be in any federal or state court in the City of New York having subject matter jurisdiction, and the parties hereby submit to the jurisdiction of that court.

12. **Electronic Signatures.** A copy of this ***Series 3 Secured Note*** transmitted via facsimile or other electronic means shall be deemed an original for all purposes, including without limitation admission into evidence as to the existence of this ***Series 3 Secured Note*** in any court proceeding.

WITH RESPECT TO ANY CLAIM OR ACTION ARISING UNDER THIS ***SERIES 3 SECURED NOTE***, EACH PARTY HEREBY (A) IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK, AND (B) IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ***SERIES 3 SECURED NOTE*** BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS ***SERIES 3 SECURED NOTE*** WILL BE DEEMED TO PRECLUDE THE ***LENDER*** FROM BRINGING AN ACTION OR PROCEEDING IN THE STATE OF MONTANA.

IN WITNESS WHEREOF, this ***Series 3 Secured Note*** has been executed and delivered on the date specified on the first page hereof by the duly authorized representative of ***NAGP.***

NATIVE AMERICAN ENERGY GROUP, INC.
a Delaware corporation

By: ______________________________

____

Its: ______________________________

Exhibit 2

Description of Mobile Oil Rig

EXHIBIT 2

DESCRIPTION OF MOBILE OIL RIG



CARDWELL WELL SERVICE / WORKOVER RIG – 72' - Single Double Cardwell 150 3 axle Rig

6V 71 Rebuilt Detroit engine, Allison 750 Transmission, 150 mast, AB150A series 65 Drawworks, Mounted on a Cardwell Single Man Cab, Four (4) Axle Carrier, Four (4) Hydraulic Carrier, Powered with a DETROIT 6V-71 Allison 4460 Automatic, Double Drum Drawworks, Straight Air Clutches, Numerous New Air Valves and hoses, Cardwell 72 ft servicer Telescoping Derrick, Complete with Rod Basket and Tubing Board, Three (3) Sheave McKissick Blocks, Brand New 7/8's Tubing Line, guy wires, restructing Board, Tooled Out, 5893R Foster Tongs, Winch & Winch Line, Lift Cyl., Air Back-up, 5/8" thru 1" Rod Tools, Rod Cleave, Rod Hook, Totco Weight Indicator and 2-3/8", 2-7/8" Tubing Elevators, 72" Tubing Bells.





Exhibit 3

Form of Production Certification

Exhibit 3
Native American Energy Group, Inc.
Production Certification

Oil Production for the Wright-5-35 Well

All readings from gauging of tanks on location were made using a sounding tape and a tank thief.

Date	Time	Previous Day Oil BBLS	Days Oil Production +	Oil BBLS (in tanks)

Comments:

We certify and attest that the above information is true, accurate, and complete

____

Raj S. Nanvaan
CFO/COO
Date: ____________________

____

Joseph G. D'Arrigo
President/CEO
Date: ____________________